UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2009

BURGER KING HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32875	75-3095469
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5505 Blue Lagoon Drive

Miami, Florida

(Address of Principal Executive Offices)

33126

(Zip Code)

(305) 378-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 28, 2009, the Board of Directors of Burger King Holdings, Inc. (the “Company”) approved the adoption of Amended and Restated Bylaws (the “Amended and Restated Bylaws”) with an effective date of the date of the Company’s 2009 annual meeting of stockholders (the “2009 Annual Meeting”). The material changes effected by the adoption of the Amended and Restated Bylaws were to (i) separate into two subsections of Article II, Section 8 the procedures and requirements for director nominations and other stockholder proposals to be properly made by a stockholder at a meeting of stockholders; (ii) tie the deadline for notice of stockholder proposals to the previous year’s annual meeting rather than to the proxy statement mailing date and change the time period required for timely notice to at least 90 days but no more than 120 days prior to the first anniversary of the previous year’s annual meeting of stockholders, if an annual meeting, and not less than 90 days and no more than 120 days prior to the special meeting of stockholders, if a special meeting, rather than not less than 120 days; (iii) expand the information required to be provided by any stockholder who proposes director nominations to include any material relationship between the stockholder and the director nominee and expand the information required to be provided by any stockholder who proposes director nominations or any other business for consideration at a meeting of stockholders to include the disclosure of derivatives, swaps or other transactions that give the stockholder economic risk similar to the ownership of the Company’s common stock; (iv) require that a stockholder must be a stockholder of record (or beneficial owner), both at the time of the notice and at the time of the meeting, in order to properly nominate directors or submit any other business for consideration at a meeting of stockholders, rather than only at the time of notice and at the record date for the meeting; and (v) update the advance notice provisions to ensure that such provisions are clear and unambiguous and that compliance with the notice procedures set forth in the Amended and Restated Bylaws is the exclusive means for a stockholder to make nominations or submit other business at a meeting of stockholders.

As the Amended and Restated Bylaws were approved with an effective date of the date of the 2009 Annual Meeting, the deadlines applicable to stockholder nominations for director candidates and stockholder proposals for the 2009 Annual Meeting have not changed.

The description above is qualified in its entirety by the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 hereto and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description
3.1	Amended and Restated Bylaws, effective as of the date of the Company’s 2009 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURGER KING HOLDINGS, INC.

By:	/s/ Anne Chwat
General Counsel and Secretary

Date: June 3, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit Description
3.1	Amended and Restated Bylaws, effective as of the date of the Company’s 2009 Annual Meeting.

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